EXHIBIT 77(q)(1)(a)(1)


                               AMENDMENT NO. 35 TO
                    AMENDED AND RESTATED DECLARATION OF TRUST
                               OF ING MUTUAL FUNDS

         THIS AMENDMENT NO. 35 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF ING MUTUAL FUNDS is made as of the 11th day of November 2003 by the undersigned, constituting all of the Trustees of ING Mutual Funds (the "Trust").

         WHEREAS, the Amended and Restated Declaration of Trust adopted as of December 17, 1992, as heretofore amended, designated certain Series of Interests of the Trust; and

         WHEREAS, the Board of Trustees has authorized an amendment to the Declaration of Trust, pursuant to Section 9.3 of the Amended and Restated Declaration of Trust, to dissolve Class Q of ING Global Real Estate Fund, a series of Interests of the Trust.

         NOW, THEREFORE, the Board of Trustees hereby amends the Declaration of Trust as follows:

          The second sentence of Section 8.8 of the Declaration of Trust is hereby amended and restated to read in full as follows:

"Without limiting the authority of the Trustees set forth in this Section 8.8 to establish and designate any further series, the Trustees hereby establish and designate thirty-nine (39) series, as follows:

                 ING Emerging Countries Fund Class A;
                 ING Emerging Countries Fund Class B;
                 ING Emerging Countries Fund Class C;
                 ING Emerging Countries Fund Class M;
                 ING Emerging Countries Fund Class Q;
                 ING Foreign Fund Class A;
                 ING Foreign Fund Class B;
                 ING Foreign Fund Class C;
                 ING Foreign Fund Class I;
                 ING Foreign Fund Class Q;
                 ING Global Equity Dividend Fund Class A;
                 ING Global Equity Dividend Fund Class B;
                 ING Global Equity Dividend Fund Class C;
                 ING Global Equity Dividend Fund Class I;
                 ING Global Equity Dividend Fund Class Q;
                 ING Global Real Estate Fund Class A;
                 ING Global Real Estate Fund Class B;
                 ING Global Real Estate Fund Class C;
                 ING International Fund Class A;
                 ING International Fund Class B;
                 ING International Fund Class C;
                 ING International Fund Class I;


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                 ING International Fund Class Q;
                 ING International SmallCap Growth Fund Class A; ING International SmallCap Growth Fund Class B; ING International SmallCap Growth Fund Class C; ING International SmallCap Growth Fund Class Q; ING Precious Metals Fund Class A;
                 ING Precious Metals Fund Class B;
                 ING Precious Metals Fund Class C;
                 ING Precious Metals Fund Class Q;
                 ING Russia Fund Class A;
                 ING Russia Fund Class B;
                 ING Russia Fund Class C;
                 ING Russia Fund Class Q;
                 ING Worldwide Growth Fund Class A;
                 ING Worldwide Growth Fund Class B;
                 ING Worldwide Growth Fund Class C;
                 ING Worldwide Growth Fund Class Q."

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

/s/ Paul S. Doherty                            /s/ David W. C. Putnam
---------------------------------              ---------------------------------
Paul S. Doherty, as Trustee                    David W.C. Putnam, as Trustee

/s/ J. Michael Earley                          /s/ Blaine E. Rieke
---------------------------------              ---------------------------------
J. Michael Earley, as Trustee                  Blaine E. Rieke, as Trustee

/s/ R. Barbara Gitenstein                      /s/ John G. Turner
---------------------------------              ---------------------------------
R. Barbara Gitenstein, as Trustee              John G. Turner, as Trustee

/s/ Walter H. May                              /s/ Roger B. Vincent
---------------------------------              ---------------------------------
Walter H. May, as Trustee                      Roger B. Vincent, as Trustee

/s/ Thomas J. McInerney                        /s/ Richard A. Wedemeyer
---------------------------------              ---------------------------------
Thomas J. McInerney, as Trustee                Richard A. Wedemeyer, as Trustee

/s/ Jock Patton
---------------------------------
Jock Patton, as Trustee


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